Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

Exhibit 10.10

| AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT | 1. CONTRACT ID CODE | PAGE OF PAGES |
|---|---|---|
| | | 1 2 |

| 2. AMENDMENT/MODIFICATION NO. | 3. EFFECTIVE DATE | 4. REQUISITION/PURCHASE REQ. NO. | 5. PROJECT NO. (If applicable) |
|---|---|---|---|
| P00007 | See Block 16C | OS251972 | |

| 6. ISSUED BY CODE ASPR-BARDA | 7. ADMINISTERED BY (If other than Item 6) CODE ASPR-BARDA02 |
|---|---|
| ASPR-BARDA<br>200 Independence Ave., S.W.<br>Room 640-G<br>Washington DC 20201 | AS PR-BARDA<br>330 Independence Ave, SW, Rm G640<br>Washington DC 20201 |

| 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) | (x) | |
|---|---|---|
| EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC<br>EMERGENT MANUFACTURING OPERATIONS B<br>5901 E LOMBARD ST<br>BALTIMORE MD 212246824 | | 9A. AMENDMENT OF SOLICITATION NO. |
| | | 9B. DATED (SEE ITEM 11) |
| | x | 10A. MODIFICATION OF CONTRACT/ORDER NO.<br>HHSO100201200004I<br>75A50120F33007 |
| CODE 1410445 / FACILITY CODE | | 10B. DATED (SEE ITEM 13)<br>05/24/2020 |

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

| CHECK ONE | |
|---|---|
| ☐ | A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. |
| ☐ | B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). |
| ☒ | C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:<br>FAR 43.103 (a) (3) MUTUAL AGREEMENT OF THE PARTIES. |
| ☐ | D. OTHER (Specify type of modification and authority) |

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: [**]
DUNS Number: [**]
The purpose of this modification is to:

A. Incorporate language under H.1.13 to reflect Third Party batch production and the associated credit to BARDA.

B. Update Contractor's Key Personnel.

See attached page for full details.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| 15A. NAME AND TITLE OF SIGNER (Type or print). | | 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) | |
|---|---|---|---|
| Catherine Hanley VP, Interim Head of CDMO Business Unit | | JEFFREY R. SCHMIDT | |
| 15B. CONTRACTOR/OFFEROR | 15C. DATE SIGNED | 16B. UNITED STATES OF AMERICA | 16C. DATE SIGNED |
| Electronically signed by Catherine Hanley<br>Reason: I approve this document<br>Date: May 24, 2021 09:00 EDT<br>/s/ Catherine Hanley<br>(Signature of person authorized to sign) | May 24, 2021 | /s/ Jeffrey R, Schmidt Digitally signed by Jeffrey R, Schmidt Date: 2021.05.24 14:25:18 -04'00'<br>(Signature of Contracting Officer) | |

STANDARD FORM 30 (Rev. 11/2016) Previous edition unusable Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201200004I/75A50120F33007/P00007 PAGE OF 2 3 NAME OF OFFEROR OR CONTRACTOR EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC 1410445 ITEM No. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT (D) UNIT PRICE (E) AMOUNT (F) All other terms and conditions remain in full force and effect. Period of Performance: 05/13/2020 to 12/31/2021 NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFRl 53.110

Contract Number HHSO100201200004I, Task Order 75A50120F33007, P00007 On the effective date of this modification, the following changes are made to, Contract Number HHSO100201200004I, Task Order 75A50120F33007. A. The purpose of this modification is to incorporate language under H.1.13. Accordingly, the following language is being added to the contract. 1. "H.1.13 The Contractor, after entering into a separate agreement with a third-party [**] agrees to reduce the total payments in Paragraph B.2. Task 1 Payment Schedule by $[**] per batch, up to [**] batches a month and estimated not-to-exceed [**] batches, or $[**], as a credit for reallocating a portion of the current monthly reserve capacity from BARDA to the third-party. The Contractor will reduce the monthly Unit Price billings accordingly upon completion of all third-party batch production, release, and receipt of payment by Emergent from the third party or as otherwise agreed upon by the Government and Contractor in good faith, for the Reporting Periods in which the third-party batches occur. For avoidance of doubt, the third-party batch production and associated Unit Price reductions are limited to the calendar month in which such production actually occurs and credit for batches in excess of [**] for any calendar month do not carryover to future Reporting Periods. Any reduction to the monthly Unit Price will result in a corresponding reduction to the total fixed price of Task 1: Capacity Reservation listed in Paragraph B.1.2 and the total fixed price of this task order listed in Paragraph B.1.1. B. Update Contractor's Key Personnel in Section G.3 as follows: 1. Replace [**] as Principal Investigator with [**] as Principal Investigator. C. Current Status Revision required [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] All other terms and conditions remain in full force and effect.